Exhibit 10.1
Execution Copy
TENTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT
     THIS TENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of September 28, 2007, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).
     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004, by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005, by a Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of June 3, 2005, by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of June 29, 2005, by a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of July 12, 2005, by a Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of December 29, 2005, by a Waiver and Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of March 26, 2007, by an Eighth Amendment to Revolving Credit and Term Loan Agreement dated as of June 26, 2007 and by an Amendment and Waiver Letter dated August 16, 2007 (as amended, the “Loan Agreement”);
     WHEREAS, the Company has requested that the Banks agree to various amendments to the covenants regarding reporting, financial ratios and certain other matters as set out in the Loan Agreement to facilitate future operations and a Permitted Acquisition and the Banks are willing to do so on the terms and subject to the conditions set forth in this Amendment; and
     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.
     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
     (a) Section 1.1 of the Loan Agreement is amended to add the following definition of “PEKM Acquisition” in appropriate alphabetical order:

     “PEKM Acquisition”: The acquisition of certain of the equity interests of PEKM s.r.o. by a new indirect Foreign Subsidiary of the Company, CVG Czech I s.r.o., on or about October 1, 2007.
     (b) The definition of “Ordinary Course of Business” in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:
     “Ordinary Course of Business”: In respect of any transaction involving a Borrower or any Subsidiary of a Borrower, the ordinary course of such Person’s business and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.
     (c) Section 2.1(d) of the Loan Agreement is amended to delete therefrom the dollar amount “$5,000,000” and insert in its place the dollar amount “$10,000,000” as the limitation on Swingline Loans (subject to the other limitations set forth therein).
     (d) Section 5.1(b) of the Loan Agreement is amended in its entirety to read as follows:
     5.1(b) as soon as available, but not later than thirty (30) days after the end of each fiscal quarter of each year (except 60 days after the end of each December), a copy of the unaudited consolidated balance sheets of the Company, the Borrowers and each of their Subsidiaries, and the related consolidated statements of income, shareholders’ equity and cash flows as of the end of such fiscal quarter and for the portion of the fiscal year then ended, all certified on behalf of the Company by an appropriate Responsible Officer as being complete and correct in all material respects and fairly presenting in all material respects, in accordance with GAAP, the financial position and the results of operations of the Borrowers and their Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosure.
     (e) Section 5.2(d) of the Loan Agreement is amended in its entirety to read as follows:
     5.2(d) together with each delivery of financial statements pursuant to subsection 5.1(a) and subsection 5.1(b) (i) a management report, in reasonable detail, signed by a Responsible Officer of the Company, describing the operations and financial condition of the Borrowers and their Subsidiaries for the fiscal quarter and the portion of the fiscal year then ended (or for the fiscal year then ended in the case of annual financial statements), and (ii) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year delivered pursuant to subsection 5.2(f) and discussing the reasons for any significant variations;
     (f) Section 5.2(f) of the Loan Agreement is amended in its entirety to read as follows:
     5.2(f) as soon as available and in any event no later than thirty (30) days after the last day of each fiscal year of the Company, projections of the Company’s (and its Subsidiaries’) consolidated financial performance for the then current fiscal year on a month by month basis;
     (g) Section 6.4 (b) of the Loan Agreement is amended in its entirety to read as follows:

     6.4(b) extensions of credit in the Ordinary Course of Business by (i) the Company to any of its Subsidiaries, or (ii) any Subsidiary of the Company to the Company or to any other Subsidiary of the Company; provided that following an Event of Default, if requested by the Agent, the obligations of each obligor shall be evidenced by notes, the sole originally executed copy of which shall, at the request of the Agent, be pledged to the Agent, for the benefit of the Agent and the Banks, and have such other terms as the Agent may reasonably require provided further, that extensions of credit described in clauses (i) and (ii) of this Section 6.4(b) shall be deemed to be in the Ordinary Course of Business if the proceeds thereof are used (A) to repay or prepay Obligations in whole or in part, (B) to repay or prepay Indebtedness allowed under Section 6.5(n) in whole or in part, or (C) for Permitted Acquisitions;
     (h) Section 6.4(v) of the Loan Agreement is amended by deleting from clause (ii) thereof the dollar amount “$20,000,000” and inserting in its place the dollar amount “$40,000,000” as the cap on capital contributions to Foreign Subsidiaries under the Loan Agreement.
     (i) Sections 6.19 and 6.20 of the Loan Agreement are amended in their entireties to read as follows:
     Section 6.19 Total Leverage Ratio. The Borrowers shall not permit the Total Leverage Ratio as of the last day of any fiscal quarter ending during the following periods for the four fiscal quarter period then ended to be greater than the ratio set forth below for such period:

Fiscal Quarters	Maximum Total
Ending	Leverage Ratio

June 30, 2007	2.50 to 1.00

September 30, 2007	3.75 to 1.00

December 31, 2007 through March 31, 2008	4.75 to 1.00

June 30, 2008	3.75 to 1.0

September 30, 2008	2.75 to 1.0

December 31, 2008 and each fiscal quarter end thereafter	2.50 to 1.0
     Section 6.20 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio:
     (a) for the twelve months then ended measured at the end the fiscal quarter ending June 30, 2007, to be less than 1.30 to 1.00.
     (b) for the twelve months then ended measured at the end of the fiscal quarters ending September 30, 2007 and December 31, 2007, to be less than 1.10 to 1.00.

     (c) for the twelve months then ended measured at the end of the fiscal quarter ending March 31, 2008, to be less than 1.00 to 1.00.
     (d) for the twelve months then ended measured at the end of the fiscal quarter ending June 30, 2008, to be less than 1.10 to 1.00.
     (e) for the twelve month then ended measured at the end of the fiscal quarter ending September 30, 2008 and at the end of each fiscal quarter thereafter, to be less than 1.30 to 1.00.
     (j) Exhibit 1.1(G) to the Credit Agreement is amended to read as 1.1(G) attached hereto.
     (k) Each of Schedules 4.2 and 6.5 to the Loan Agreement are hereby replaced in their entireties with Schedules 4.2 and 6.5 attached hereto.
     3. Amendments to the Security Agreement. The Security Agreement is amended to add thereto a pledge by each of the Company and CVG European Holdings, LLC of 65% of its Equity Interest in CVG Global S.a.r.l. By its signature on this Amendment each of the Company and CVG European Holdings, LLC hereby pledges to the Secured Parties 65% of the issued and outstanding Equity Interest of CVG Global S.a.r.l. and Schedule 1 to the Security Agreement is amended to add the following thereto:

Holder of	Issuer of		Stock	Equity	Equity
Equity	Equity	Interest	Certificate	Interest	Interest
Interest	Interest	Pledged	Number	Issued	Authorized	Par Value
Commercial Vehicle Group, Inc.	CVG Global S.a.r.l.	58.5 shares	Not applicable	90 shares	100 shares	152 Euros per share

CVG European Holdings, LLC	CVG Global S.a.r.l.	6.5 shares	Not applicable	10 shares	100 shares	152 Euros per share
     4. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date set forth above (the “Effective Date”), once the Agent has received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and the Required Banks, and the following conditions are satisfied or waived:

     (a) After giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct in all material respects as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.
     (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.
     (c) The Agent shall have received from the Borrower for the benefit of the Banks an amendment fee of $100,000.
     5. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement (as amended hereby). The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and is within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) after giving effect to this Amendment no Events of Default or Default exist and are continuing.
     6. General.
     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and any documents related thereto (collectively, the “Amendment Documents”), and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Amendment Documents, which obligations of the Company shall survive any termination of the Loan Agreement.

     (b) This Amendment may be executed in as many counterparts (including via facsimile or electronic PDF transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.
     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.
     (d) The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.
     (e) This Amendment and the Amendment Documents shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.
By	/s/ Chad M. Utrup
Title CFO

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)
By	/s/ Chad M. Utrup
Title CFO

NATIONAL SEATING COMPANY
By	/s/ Chad M. Utrup
Title CFO

TRIM SYSTEMS OPERATING CORP.
By	/s/ Chad M. Utrup
Title CFO

CVS HOLDINGS, INC.
By	/s/ Chad M. Utrup
Title CFO

[Signature Page 1 to Tenth Amendment]

TRIM SYSTEMS, INC.
By	/s/ Chad M. Utrup
Title CFO

MAYFLOWER VEHICLE SYSTEMS, LLC
By	/s/ Chad M. Utrup
Title CFO

CVG MANAGEMENT CORPORATION
By	/s/ Chad M. Utrup
Title CFO

MONONA CORPORATION
By	/s/ Chad M. Utrup
Title CFO

MONONA WIRE CORPORATION
By	/s/ Chad M. Utrup
Title CFO

MONONA (MEXICO) HOLDINGS, LLC
By	/s/ Chad M. Utrup
Title CFO

[Signature Page 2 to Tenth Amendment]

CABARRUS PLASTICS, INC.
By	/s/ Chad M. Utrup
Title CFO

CVG EUROPEAN HOLDINGS, LLC
By	/s/ Chad M. Utrup
Title CFO

[Signature Page 3 to Tenth Amendment]

FOREIGN CURRENCY BORROWERS: COMMERCIAL VEHICLE SYSTEMS LIMITED
By	/s/ Chad M. Utrup
Title CFO

KAB SEATING LIMITED
By	/s/ Chad M. Utrup
Title CFO

BOSTROM LIMITED
By	/s/ Chad M. Utrup
Title CFO

BOSTROM INTERNATIONAL LIMITED
By	/s/ Chad M. Utrup
Title CFO

CVS HOLDINGS LIMITED
By	/s/ Chad M. Utrup
Title CFO

[Signature Page 4 to Tenth Amendment]

U.S. BANK NATIONAL ASSOCIATION
By	/s/ Richard A. Clemmerson
Title Assistant Vice President
In its individual corporate capacity and as Agent Address: 800 Nicollet Mall Minneapolis, MN 55402 Fax: 612-303-2258 Attention: Richard A. Clemmerson
[Signature Page 5 to Tenth Amendment]

COMERICA BANK
By	/s/ Illegible
Title Vice President

Address: Comerica Tower 500 Woodward Avenue Detroit, Michigan 48226 Fax: 313-222-3389 Attention: Timothy J. Campbell
[Signature Page 6 to Tenth Amendment]

ASSOCIATED BANK, N.A.
By	/s/ Illegible
Title Assistant Vice President
Address: 401 E. Kilbourn Avenue Suite 400 Milwaukee, WI 53202 Fax: 414-283-2300 Attention: Viktor Gottlieb E-mail: viktor.gottlieb@associatedbank.com
[Signature Page 7 to Tenth Amendment]

CITIZENS BANK OF PENNSYLVANIA
By	/s/ Illegible
Title Vice President
Address: 525 William Penn Place Room 2910 Pittsburgh, PA 15219-1729 Fax: 412-552-6307
[Signature Page 8 to Tenth Amendment]

NATIONAL CITY BANK OF THE MIDWEST
By	/s/ Kenneth M. Blackwell
Title Vice President
Address: 755 West Big Beaver Road; Locator R-J40-25C Troy, Michigan 48084 Fax: 248-729-8820 Attention: Kenneth M. Blackwell E-mail: Kenneth.blackwell@nationalcity.com
[Signature Page 9 to Tenth Amendment]

SUNTRUST BANK
By	/s/ William C. Humphries
Title Managing Director
Address: 303 Peachtree Street 10th Floor, MC 1928 Atlanta, GA 30308 Fax: 404-658-5989 Attention: William Humphries, Managing Director E-mail: William.Humphries@suntrust.com
[Signature Page 10 to Tenth Amendment]

PNC BANK, NATIONAL ASSOCIATION
By	/s/ Illegible
Title Vice President
Address: 201 East Fifth Street Cincinnati, OH 45202 Fax: 513-651-8951 Attention: Jeff Stein E-Mail: jeffrey.stein@pncbank.com
[Signature Page 11 to Tenth Amendment]

KEYBANK NATIONAL ASSOCIATION
By	/s/ Roger D. Campbell
Title SVP
Address: 88 East Broad Street, 2nd Floor Columbus, Ohio 43215 Fax: 614-460-3469 Attention: Roger D. Campbell e-mail: Roger_campbell@keybank.com
[Signature Page 12 to Tenth Amendment]

LASALLE BANK NATIONAL ASSOCIATION
By	/s/ Ted Lape
Title SVP
Address: LaSalle Bank N.A. One Columbus 10 W. Broad St., Suite 2250 Columbus, OH 43215-3418 Attention: Steven P. Shepard, Senior V.P. Fax: 614-225-1631
[Signature Page 13 to Tenth Amendment]